Filed Pursuant to Rule 497(a)
File No. 333-228463
Rule 482 AD

OFS Credit Company, Inc. Prices Preferred Stock Offering
CHICAGO, ILLINOIS - March 19, 2019 - OFS Credit Company, Inc. (the “Company”) today announced the pricing of an underwritten public offering of 800,000 shares of 6.875% Series A Term Preferred Stock due 2024 (the “Preferred Stock”) at a public offering price of $25.00 per share, raising $20 million in gross proceeds.  In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 120,000 shares of Preferred Stock on the same terms and conditions to cover overallotments, if any. The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on March 25, 2019.
The Preferred Stock has been approved for listing and trading on the Nasdaq Capital Market under the trading symbol “OCCIP”. The Company expects the Preferred Stock to begin trading within 30 days of the original issue date.
Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS), BB&T Capital Markets, a division of BB&T Securities, LLC, Incapital LLC and National Securities Corporation, a wholly-owned subsidiary of National Holdings Corporation (NasdaqCM: NHLD) are acting as joint book-running managers for the offering and Newbridge Securities Corporation is acting as co-manager for the offering.
The Company plans to use the net proceeds from the offering of the Preferred Stock to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes.
This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

INVESTORS SHOULD CONSIDER THE COMPANY’S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PRELIMINARY PROSPECTUS DATED MARCH 15, 2019, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE FINAL PROSPECTUS, WHEN AVAILABLE, CONTAIN A DESCRIPTION OF THESE MATTERS AND OTHER IMPORTANT INFORMATION ABOUT THE COMPANY AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

Copies of the prospectus may be obtained by writing Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, or: 1-800-573-2541, or: prospectus@ladenburg.com; copies may also be obtained by visiting EDGAR on the Securities and Exchange Commission Web site, at www.sec.gov.  A registration statement relating to the Preferred Stock was filed with, and declared effective by, the U.S. Securities and Exchange Commission.
About OFS Credit Company, Inc.
The Company is a non-diversified, closed-end management investment company.  The Company’s investment objective is to generate current income, with a secondary objective to generate capital appreciation primarily through investment in collateralized loan obligation (“CLO”) equity and subordinated debt securities. The Company’s investment activities are managed and advised by OFS Capital Management, LLC, an investment adviser registered under the Investment Advisers Act of 1940 and headquartered in Chicago, Illinois, with additional offices in New York and Los Angeles.
Forward-Looking Statements
Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

INVESTOR RELATIONS:
Steve Altebrando
646-652-8473
saltebrando@ofsmanagement.com
http://www.ofscredit.com

MEDIA RELATIONS:
Bill Mendel
212-397-1030
bill@mendelcommunications.com